Dyax Corp. has requested that the highlighted portions of this document be accorded confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Exhibit 10.1
CONFIDENTIAL DOCUMENT
EXECUTION COPY

SECOND AMENDMENT
TO
JOINT DEVELOPMENT AND LICENSE AGREEMENT

This SECOND AMENDMENT (the "Second Amendment"), dated as of May 27, 2011 (the "Second Amendment Date"), is entered into by and between Dyax Corp., with principal offices at 300 Technology Square, Cambridge, Massachusetts 02139, U.S.A. ("Dyax"), and Defiante Farmacêutica S.A., with registered offices at Rua da Alfândega, n. 78, 3° andar, 9000-059, Funchal, Madeira, Portugal ("Defiante").  This Second Amendment further amends that certain Joint Development and License Agreement (the "Original Agreement"), dated effective as of June 18, 2010 (the "Effective Date") as amended by the First Amendment to Joint Development and License Agreement (the "First Amendment”), dated December 21, 2011 (the "First Amendment Date").  The Original Agreement as amended by the First Amendment, is referred to herein as the "Amended Agreement."  All capitalized terms not otherwise defined in this Second Amendment shall be as defined in the Amended Agreement.

WHEREAS, under the terms of the Amended Agreement, Dyax has granted Defiante certain rights to Develop, Manufacture and Commercialize products incorporating DX-88 for the treatment of angioedemas and certain other indications;

WHEREAS, under the terms of the Original Agreement, Defiante's rights with respect to DX-88 were limited to a territory comprised of the countries listed in Exhibit A to the Original Agreement;

WHEREAS, under the terms of the First Amendment, Defiante's territory was expanded to include Australia and New Zealand;

WHEREAS, Defiante wishes to amend the terms of the Amended Agreement to further expand its territory to include all of the countries listed on Exhibit A attached hereto; and

WHEREAS, Dyax is willing to agree to such an amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Dyax and Defiante hereby agree as follows:

1.	Section 1.32 of the Amended Agreement is hereby deleted in its entirety and replaced by the following, in lieu thereof:

1.32           "Defiante Territory".  Defiante Territory shall mean:

(a)
the countries listed under the heading "Original Defiante Territory" on Exhibit A, together with (i) any additional countries that join the EU after the Effective Date, and (ii) any new countries or territories created or arising after the Effective Date that reside within the geographical boundaries of such countries (the "Original Defiante Territory");

(b)
the countries listed under the heading "First Additional Defiante Territory" on Exhibit A, together with any new countries or territories created or arising after the Effective Date that reside within the geographical boundaries of such countries (the "First Additional  Defiante Territory"); and

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(c)
the countries listed under the heading "Second Additional Defiante Territory" on Exhibit A, together with any new countries or territories created or arising after the Effective Date that reside within the geographical boundaries of such countries (the "Second Additional Defiante Territory" and together with the First Additional Defiante Territory, the "Additional Defiante Territory").

2.	Exhibit A to the Amended Agreement is hereby deleted in its entirety and replaced by Exhibit A attached to this Second Amendment.

3.	Section 4.2(a) of the Amended Agreement is hereby deleted in its entirety and replaced by the following, in lieu thereof:

4.2	HAE Indication.

(a)
HAE Development Plan. Prior to the Second Amendment Date, Dyax and Defiante have met to review and discuss the activities that are necessary to obtain Regulatory Approval of the Product for the treatment of HAE in the Original Defiante Territory and the First Additional Defiante Territory. Furthermore, Defiante and Dyax shall jointly complete, and the JSC shall approve [*****], such term to be extended in case of unforeseen circumstances or all relevant HAE Development Data being not available, a formal plan to file for Regulatory Approval for Product for the HAE Indication in the EU and in the Additional Defiante Territory (the "HAE Development Plan"). For the sake of clarity, such HAE Development Plan shall provide for no activities for the Second Additional Defiante Territory to be conducted by Defiante before [*****]. The HAE Development Plan shall set forth all further activities that are necessary to obtain Regulatory Approval of the Product for the treatment of HAE in the Defiante Territory, strategies and timelines for completing such activities, together with the annual budget for expenses related thereto. The HAE Development Plan shall also allocate responsibility between the Parties for such activities, subject to Section 4.2(c), (d) and (e) below and each Party's financial obligations under Section 7.3.

The JSC shall review and monitor the activities conducted by the Parties under the HAE Development Plan, which shall be updated and modified from time to time to include any additional studies required by any Regulatory Authority in the Defiante Territory, up until filing of an application for Regulatory Approval with such Regulatory Authority, and any Post-Filing Activities required to obtain Regulatory Approval for the treatment of HAE in each country of the Defiante Territory, in accordance with the following process:

(i)
each Party shall review the HAE Development Plan not less frequently than quarterly and shall develop detailed and specific updates to the HAE Development Plan, until the completion of the activities covered thereunder;

(ii)	each Party shall submit all such updates to the JSC for review and approval at each meeting of the JSC; and

(iii)
the JSC shall review proposed updates to the HAE Development Plan at the next scheduled meeting of the JSC, or earlier if the JSC so agrees, and may approve such proposed updates in its discretion and, upon such approval by the JSC, the HAE Development Plan shall be amended accordingly.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

4.	Section 5.1 of the Amended Agreement is hereby deleted in its entirety and replaced by the following, in lieu thereof:

5.1           [*****] Efforts.

(a)
Defiante shall use [*****] Efforts to obtain Regulatory Approval and Commercialize Product in the Original Defiante Territory for the HAE Indication and any Additional Indications that are Jointly Developed by the Parties in the Field.  Notwithstanding the foregoing provisions of this Section 5.1(a), it is understood that the [*****] Efforts obligations set forth in this Section 5.1(a) do not require that Defiante obtain Regulatory Approval and Commercialize Product in all countries in the Original Defiante Territory, or in any particular country of the Original Defiante Territory if undertaking such efforts to obtain Regulatory Approval and Commercialize Product in such country would not be advisable in the exercise of reasonable business judgment; provided that such obligation to exercise [*****] Efforts shall nonetheless require that Defiante exercise such [*****] Efforts to obtain Regulatory Approval and Commercialize Product in all the Major EU Countries for the Product in HAE and all other Indications that are Jointly Developed by the Parties in the Field.

(b)
Defiante shall use [*****] Efforts to obtain Regulatory Approval and Commercialize Product in the Additional Defiante Territory for the HAE Indication and any Additional Indications that are Jointly Developed by the Parties in the Field.  The parties acknowledge and agree that, among other things, this Section 5.1(b) shall require that Defiante shall file for Regulatory Approval of the Product in the Additional Defiante Territory in accordance with the timelines set forth in the HAE Development Plan to be agreed upon by June 30, 2011 (as per section 4.2 above); provided that, with respect to Brazil, Argentina, Taiwan, South Korea and Singapore, the filing for Regulatory Approval will occur within eighteen (18) months of June 30, 2011. Notwithstanding the foregoing, if Defiante fails to complete any such activities in accordance with the applicable timeline set forth in the HAE Development Plan as a result of Dyax's failure or delay in meeting any obligation to Defiante under this Agreement, then the timeline shall be extended to reasonably adjust for such failure or delay.

(c)
In connection with its obligation to use [*****] Efforts to obtain Regulatory Approval and Commercialize Product in the Defiante Territory for the HAE Indication and any Additional Indications that are Jointly Developed by the Parties in the Field, Defiante acknowledges and agrees that it shall not directly or indirectly engage in the commercialization of a therapeutic or prophylactic product that competes with the Product in the Field in the Defiante Territory.

5.	Section 7.1 of the Amended Agreement is hereby deleted in its entirety and replaced by the following, in lieu thereof:

7.1           Upfront Consideration.

(a)	License Fees.

(i)
As partial consideration for the rights granted by Dyax to Defiante in the Original Defiante Territory, Defiante has already paid to Dyax an upfront license fee in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000).

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(ii)
As partial consideration for the rights granted by Dyax to Defiante in the First Additional Defiante Territory, Defiante has already paid to Dyax an upfront license fee in the amount of Five Hundred Thousand Dollars ($500,000).

(iii)	As partial consideration for the rights granted by Dyax to Defiante in the Second Additional Defiante Territory, the following license fees shall be paid by Defiante to Dyax:

(A)
Four Million Dollars ($4,000,000) shall be due as of the Second Amendment Date for the rights granted by Dyax to Defiante in Latin America, which amount shall be paid by Defiante within thirty (30) days after the Second Amendment Date upon receipt of the relevant invoice; and

(B)
Three Million Dollars ($3,000,000) shall be due as of the Second Amendment Date for the rights granted by Dyax to Defiante in South East Asia, which amount shall be paid by Defiante on or before December 31, 2011 upon receipt of the relevant invoice.

(b)	Equity Investments.

(i)
Simultaneous with the execution of the Original Agreement,, Defiante and Dyax entered into a Stock Purchase Agreement attached as Exhibit G to the Original Agreement (the "First Stock Purchase Agreement"), under which Defiante purchased, in a private transaction, shares of Dyax common stock for a total of Two Million Five Hundred Thousand Dollars ($2,500,000) at a price per share calculated by applying a 50% premium to the average closing price of the Dyax common shares for the twenty (20) Business Days preceding the Effective Date.  It is acknowledged that the premium paid by Defiante was paid as additional consideration for the rights granted by Dyax to Defiante under the Original Agreement.

(ii)
Simultaneous with the execution of the First Amendment, Defiante and Dyax entered into a Stock Purchase Agreement attached as Exhibit A to the First Amendment  (the "Second Stock Purchase Agreement"), under which Defiante purchased, in a private transaction, shares of Dyax common stock for a total of Five Hundred Thousand Dollars ($500,000) at a price per share to be calculated by applying a 50% premium to the average closing price of the Dyax common shares for the twenty (20) Business Days preceding the First Amendment Date.  It is acknowledged that the premium paid by Defiante shall be paid as additional consideration for the rights granted by Dyax to Defiante in the First Additional Defiante Territory.

6.	Section 7.2 of the Amended Agreement is hereby deleted in its entirety and replaced by the following, in lieu thereof:

7.2           Milestone Payments.

(a)
EMA Approval Milestone. Within [*****] following Regulatory Approval in Defiante’s name of the Product for the HAE Indication by the EMA and  upon receipt of the relevant invoice, Defiante shall pay to Dyax a one-time milestone payment in the amount of [*****].

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

(b)
EU Commercialization Milestone. Within [*****] following the First Commercial Sale of the Product in the Major EU Countries and upon receipt of the relevant invoice, Defiante shall pay to Dyax a one-time milestone payment in the amount of [*****].

(c)
Milestones for the Additional Defiante Territory. Within [*****] following the occurrence of each of the following events by Defiante, its Affiliates or sublicensees with respect to a Product and upon receipt of the relevant invoice, Defiante shall make the following one-time milestone payments to Dyax:

Milestone Event		Payment
(1)	Upon first filing for Regulatory Approval in Australia or New Zealand.	[*****]
(2)	Upon first Regulatory Approval in Australia or New Zealand	[*****]
(3)	Upon First Commercial Sale in Australia or New Zealand This milestone shall only be due if Defiante is able to secure a price reimbursement approval for the Product in excess of [*****] per treatment in Australia or New Zealand	[*****]
(4)	Upon filing for Regulatory Approval in Taiwan	[*****]
(5)	Upon Regulatory Approval in Taiwan	[*****]
(6)	Upon filing for Regulatory Approval in South Korea	[*****]
(7)	Upon Regulatory Approval in South Korea	[*****]
(8)	Upon filing for Regulatory Approval in Brazil	[*****]
(9)	Upon Regulatory Approval in Brazil	[*****]
(10)	Upon filing for Regulatory Approval in Argentina	[*****]
(11)	Upon Regulatory Approval in Argentina	[*****]
(12)	Upon obtainment of pricing and/or reimbursement approvals for the Product in Brazil	[*****]

For the avoidance of doubt, each of the foregoing milestone payments is a separate payment and shall be paid only once by Defiante.  Consequently, the maximum amount that Defiante is obligated to pay to Dyax under this Section 7.2 (c) is [*****].

7.
Except as expressly provided otherwise in this Second Amendment, all provisions of the Amended Agreement remain in full force and effect without modification and all such terms are hereby ratified and confirmed.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

8.	From and after the Second Amendment Date, the term "Agreement" as used in the Original Agreement shall mean the Original Agreement, as amended by the First Amendment and this Second Amendment.

9.	This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

IN WITNESS WHEREOF, Dyax and Defiante have caused this Second Amendment to be duly executed by their authorized representatives under seal, effective as of the Second Amendment Date.

DYAX CORP.

By:	/s/ Ivana Magovcevic-Liebisch
Name: Ivana Magovcevic-Liebisch Title: EVP Corporate Development and General Counsel

DEFIANTE FARMACÊUTICA S.A.,

By:	/s/Paulo Viegas
Name: Paulo Viegas Title: CEO

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT A

Defiante Territory

Original Defiante Territory:

Europe:

Albania, Austria, Belgium, Bosnia Herzegovina, Bulgaria, Cyprus, Croatia, Czech Republic, Denmark, Estonia, Finland, France (Principality of Monaco), Germany, Greece, Hungary, Iceland, Ireland, Italy (City of Vatican and Republic of San Marino), Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Macedonia, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, Serbia, Slovakia, Slovenia, Spain (Andorra), Sweden, Switzerland, Turkey, United Kingdom

North Africa and Middle East:

Morocco, Algeria, Tunisia, Egypt, Libya, Eritrea, Mauritania, Somalia , Ethiopia, Jordan, Syria, Lebanon, Saudi Arabia, Oman, Bahrain, United Arab Emirates, Islamic Republic of Iran

Russia:

Russian Federation, Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Republic of Moldova, Tajikistan, Turkmenistan, Ukraine, Uzbekistan

First Additional Defiante Territory:

Australia
New Zealand

Second Additional Defiante Territory:

Southeast Asia:

Taiwan, South Korea, Singapore.

Latin America:

The following countries of Latin America and the Caribbean: Anguilla, Antigua and Barbuda, Argentina, Aruba, Bahamas, Barbados, Belize, Bermuda, Bolivia, Brazil, British Virgin Islands, Cayman Islands, Chile, Colombia, Costa Rica, Cuba, Dominica, Dominican Republic, Ecuador, El Salvador, Grenada, Guatemala, Guyana, Haiti, Honduras, Jamaica, Montserrat, Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Saint Kitts and Nevis, Saint Lucia, Saint Vincent and the Grenadines, Suriname, Trinidad and Tobago, Turks and Caicos Islands, Uruguay, Venezuela.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.